SCUDDER

Scudder Tax Free Money Market Series
Scudder Government Money Market Series

Supplement to Institutional Shares and
Managed Shares Prospectuses
Dated October 1, 1999

The Board of Directors of Scudder Fund, Inc. has approved the ceasing of operations of the Institutional Shares and Managed Shares of Scudder Tax Free Money Market Series and Scudder Government Money Market Series effective on or about January 21, 2000. Accordingly, the Board of Directors has voted to redeem the shares of any shareholder of such shares outstanding on or about January 21, 2000. Although the redemption of shares may be a taxable event, management of the funds anticipate shareholders will recognize no gain or loss upon redemption of shares because the shares should be redeemed for the same value as their initial purchase price, $1.00 per share. The funds' management also anticipates that existing shareholders, prior to such classes ceasing to operate, will be given the opportunity to invest in comparable funds that are advised by Scudder Kemper Investments, Inc.




November 11, 1999